REGISTRATION RIGHTS AGREEMENT

                           Dated as of April 21, 1999

                                  by and among

                             DENBURY RESOURCES INC.,

                             TPG PARTNERS II, L.P.,

                              TPG PARALLEL II, L.P.

                             TPG INVESTORS II, L.P.

                               TPG PARTNERS, L.P.

                                       and

                              TPG PARALLEL I, L.P.

                                Table of Contents

                                                            Page
                                                            ----

1. Definitions...............................................1

2. Incidental Registration...................................2

   (a) Incidental Registration...............................2

   (b) Priority on Registrations.............................2

3. Shelf Registration........................................3

   (a) Filing................................................3

   (b) Continued Effectiveness...............................4

   (c) Delay in Filing; Suspension of Registration...........4

   (d) Underwritten Offering.................................4

4. Demand Registration Right.................................5

   (a) Right to Demand; Notice to Holders....................5

   (b) Number of Demand Registrations........................5

   (c) Limitation on Demand Registration.....................6

   (d) Delay in Filing; Suspension of Registration...........6

   (e) Underwritten Offering.................................6

5. Black-Out Periods.........................................7

   (a) Restrictions on Public Sale by Holders................7

   (b) Restrictions on Public Sale by Company................7

6. Registration Procedures...................................7

7. Registration Expenses....................................10

   (a) Registration in the United States
       or Any Political Subdivision Thereof.................10

   (b) Qualification in Canada or Any Political
       Subdivision Thereof..................................10

8. Indemnification; Contribution............................11

   (a) Indemnification by the Company.......................11

   (b) Indemnification by Holders...........................11

   (c) Conduct of Indemnification Proceedings...............12

   (d) Contribution.........................................12

9. Miscellaneous............................................13

   (a) Limitations on Subsequent Registration Rights........13

   (b) Amendments and Waivers...............................13

   (c) Notices..............................................13

   (d) Successors and Assigns...............................13

   (e) Counterparts.........................................14

   (f) Headings.............................................14

   (g) Governing Law........................................14

   (h) Severability.........................................14

   (i) Entire Agreement.....................................14

   (j) Attorneys'Fees.......................................14

   (k) No Inconsistent Agreements...........................14

   (l) Enforcement..........................................14

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into effective as of April 21, 1999 (the "Effective Date"), by and among Denbury Resources Inc., a Delaware corporation (the "Company"), TPG Partners II, L.P., a Delaware limited partnership ("Partners II"), TPG Parallel II, L.P., a Delaware limited partnership ("Parallel II"), TPG Investors II, L.P., a Delaware limited partnership ("Investors II"), TPG Partners, L.P., a Delaware limited partnership ("Partners I") and TPG Parallel I, L.P., a Delaware limited partnership ("Parallel I").

     This Agreement is made pursuant to the Stock Purchase Agreement dated as of December 16, 1998 by and between the Company and Partners II (the "Stock Purchase Agreement").

     The parties hereby agree as follows:

     1. Definitions.

     Except as set forth below, or as otherwise defined in this Agreement, all capitalized terms shall have the meanings ascribed to them in the Stock Purchase Agreement. For purposes of this Agreement, the following terms shall have the meanings so provided:

     (a) "Adverse Disclosure" means (x) filing with the Commission of financial statements (or modifications to previously filed financial statements required by Applicable Securities Laws that pertain to the completeness of financial statements or updating of financial statements) of the Company or an acquired business as defined under Rule 3-05 of Regulation S-X under or (y) public disclosure of material non-public information, which disclosure in the good faith judgment of the board of directors of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

     (b) "Applicable Securities Laws" means the securities laws, rules and regulations of the United States of America or of Canada, or any political subdivision of either and the by-laws, rules and regulations of the TSE, the NYSE and any other exchange upon which Common Shares are listed applicable to the subject offering or placement.

     (c) "Holder" or "Holders" means any holder or holders of Registrable Common Shares.

     (d) "Participating Holder" means any Holder requesting the registration of Registrable Common Shares pursuant to Sections 2 or 4.

     (e) "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of all or any portion of the securities covered by the Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments and all other material incorporated by reference in such prospectus.

     (f) "Registrable Common Shares" means the Subject Common Shares, provided, that Subject Common Shares shall cease to be Registrable Common Shares when (i) such Subject Common Shares are sold (A) pursuant to a Registration Statement or other qualified document filed, when declared effective, under Applicable Securities Laws or (B) without registration pursuant to Rule 144 under the Securities Act or as otherwise permitted under Applicable Securities Laws, or
(ii) the Company delivers to the Holders an opinion of counsel satisfactory to the Holders of a majority of the Subject Common Shares then outstanding to the effect that such Subject Common Shares may be publicly offered without registration under Rule 144 under the Securities Act or as otherwise permitted under Applicable Securities Laws.

     (g) "Registration Statement" means any Registration Statement of the Company filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

     (h) "Shelf Registration Statement" means a Registration Statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission).

     (i) "Subject Common Shares" means the 27,274,314 Common Shares Beneficially Owned as of the Closing Date by any limited partnership, limited liability company or other investment fund managed directly or indirectly by the principals of TPG Advisors, Inc., a Delaware corporation, or TPG Advisors II, Inc., a Delaware corporation.

     (j) "Underwritten Offering" means an offering in which securities of the Company are sold to an underwriter on a firm commitment basis for reoffering to the public.

     2. Incidental Registration.

     (a) Incidental Registration. If the Company proposes to register or qualify any of its Common Shares under any Applicable Securities Laws for sale (other than a registration on Form S-4, S-8 or any similar form), it will serve written notice of such proposed registration or qualification to all Holders at least 21 days before the anticipated filing date of a Registration Statement or other document required for qualification, as applicable, relating thereto. Written notices served by the Company pursuant to the preceding sentence of this Section 2(a) shall be referred to hereinafter as "Notices." Subject to the restrictions and in accordance with the procedures set forth below, the Company will use its best efforts to include in any registration or qualification to which a Notice relates all Registrable Common Shares with respect to which the Company has received from any Holder written requests for inclusion therein within 7 days prior to such filing.

     (b) Priority on Registrations.

          (i) Notwithstanding the provisions of Section 2(a) hereof, in the case of an Underwritten Offering by the Company of Common Shares or securities convertible into or exchangeable or exercisable for Common Shares, the managing underwriter or underwriters of the Underwritten Offering may limit the number of Registrable Common Shares included in the Underwritten Offering pursuant to any Registration Statement or qualification if, in its or their reasonable opinion, the number of Registrable Common Shares proposed to be sold in such Underwritten Offering exceeds the number that can be sold without materially adversely interfering with the orderly sale and distribution of the securities being offered pursuant to such Registration Statement or qualification. In the event the number is to be so limited in the Underwritten Offering, qualification or registration, a sufficient number of securities shall be eliminated to reduce the total amount of securities to be included in such Underwritten Offering, qualification or registration to the amount recommended by such underwriter. In reducing the amount of securities to be included in such Underwritten Offering, qualification or registration, the Company will include in such Underwritten Offering, qualification or registration (A) first, all securities the Company proposes to sell, and (B) second, to the extent not inconsistent with the Stock Purchase Agreement or the Securities Purchase Agreement dated as of November 13, 1995 by and among the Company, Partners I and Parallel I, as amended, and all documents related thereto, all Registrable Common Shares Beneficially Owned by Holders requested to be included in the Underwritten Offering, qualification or registration and Common Shares requested to be included by other holders of Common Shares who have registration rights in respect thereof pari passu with the registration rights granted hereby, reduced pro rata according to the number of Registrable Common Shares or Common Shares which are Beneficially Owned by Holders and each such other holder, as the case may be, and requested to be included in such registration or qualification in good faith with the bona fide intention of selling the same.

          (ii) The Company shall use its best efforts to enable the Registrable Common Shares of Holders, if inclusion in a registration or qualification and related Underwritten Offering is properly requested, to be included in such registration or qualification and Underwritten Offering.

     3.  Shelf Registration.

     (a) Filing. As promptly as practicable following a demand by Holders of not less than 25% of the Registrable Common Shares at any time up until the sixth
(6th) anniversary of the Closing Date, the Company shall file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Common Shares by Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act. If, on the date of any such demand, the Company does not qualify to file a Shelf Registration Statement, then the provisions of this Section 3 shall not apply, but, if at any time thereafter, the Company does so qualify, it shall, as promptly as practicable following a subsequent demand by Holders of not less than 25% of the Registrable Common Shares, file a Shelf Registration Statement and use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective. Any such requested registration that results in the declaration of effectiveness of a Shelf Registration Statement shall hereinafter be referred to as a "Shelf Registration."

     (b) Continued Effectiveness. The Company shall use its reasonable best efforts to keep any Shelf Registration Statement filed and declared effective pursuant to Section 3(a) continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of the date as of which (i) all the Registrable Common Shares have been sold pursuant to such Shelf Registration Statement (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) or (ii) each of the Holders is permitted to sell its Registrable Common Shares without registration pursuant to Rule 144 under the Securities Act or as otherwise permitted under Applicable Securities Laws (such period of effectiveness being the "Shelf Period"). Subject to Section 3(c), below, the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders not being able to offer and sell any such Registrable Common Shares during the Shelf Period, unless such action or omission is required by applicable Law.

     (c) Delay in Filing; Suspension of Registration. If the continued effectiveness of the Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a "Shelf Suspension"); provided, however, that the Company shall not be permitted to exercise a Shelf Suspension (i) more than one time during any twelve-month period or (ii) for a period exceeding fifty (50) days on any such occasion (or seventy-five (75) days if such Adverse Disclosure relates to the filing of audited financial statements, or audited statements of revenues and expenses, of an acquired business). In the case of a Shelf Suspension, the Holders agree to suspend use of the Prospectus in the Shelf Registration Statement in connection with any such sale or purchase of or offer to sell or purchase Registrable Common Shares upon receipt of the notice referred to above. The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of the Registrable Common Shares then outstanding.

     (d) Underwritten Offering. If the Holders of a majority of the Registrable Common Shares included in any offering pursuant to the Shelf Registration Statement so elect prior to the filing of any supplement to the Prospectus contained therein relating to such offering, such offering shall be in the form of an Underwritten Offering and the Company shall amend or supplement the Shelf Registration Statement, if appropriate. If any offering pursuant to a Shelf Registration Statement involves an Underwritten Offering, the Holders of a majority of the Registrable Common Shares included in such Underwritten Offering shall, after consulting with the Company, have the right to select the managing underwriter or underwriters to administer such Underwritten Offering, subject to the right of the Company to select one co-managing underwriter reasonably acceptable to such Holders for such Underwritten Offering.

     4.  Demand Registration Right.

     (a) Right to Demand; Notice to Holders. If, on or at any time after the Closing Date there is no currently effective Shelf Registration Statement on file with the Commission pursuant to which Holders may, from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement, offer and sell Registrable Common Shares, then, at any time up until the sixth (6th) anniversary of the Closing Date, the Holders of not less than 25% of the Registrable Common Shares may make a written request to the Company for registration of an offering under the Securities Act or other Applicable Securities Laws of all or part of the Registrable Common Shares held by such Holders, provided that the estimated market value of the Registrable Common Shares to be so registered is at least U.S.$20 million in the aggregate. Any such requested registration shall hereinafter be referred to as a "Demand Registration." Each request for a Demand Registration shall specify the aggregate amount of Registrable Common Shares to be registered and the intended methods of disposition thereof. Upon such request for a Demand Registration, the Company shall file a Registration Statement relating to such Demand Registration (the "Demand Registration Statement"), and shall use its reasonable best efforts promptly to cause to become effective the Demand Registration of such Registrable Common Shares under (i) the Securities Act and (ii) the "Blue Sky" laws of such jurisdictions as any Holder of Registrable Common Shares being registered under such Demand Registration or any underwriter, if any, reasonably requests. Promptly upon receipt of a request for a Demand Registration, the Company shall give notice of the request to all other Holders not a signatory to such request, notifying each such Holder of its right to participate in the Demand Registration.

     (b) Number of Demand Registrations. Subject to and in accordance with the provisions of Section 4(c), the Company shall be obligated to carry out up to four (4) Demand Registrations; provided, however, that, if a Shelf Registration is requested pursuant to Section 3(a) and a Shelf Registration Statement in connection therewith is declared effective by the Commission, such Shelf Registration shall count as a Demand Registration for purposes of the foregoing obligation of the Company to carry out up to four (4) Demand Registrations. The Company shall not be deemed to have effected a Demand Registration unless and until the Demand Registration Statement is declared effective and remains in effect until the earlier of (i) the completion of the distribution pursuant thereto and (ii) such period of time, not exceeding two years, as requested by a majority of the Participating Holders. In the event that a Demand Registration is requested under this Section and Holders of the Registrable Common Shares requesting such Demand Registration later determine not to sell any of their Registrable Common Shares in connection with the Demand Registration requested, then prompt notice shall be given by such Holders to the Company that the registration requested is no longer required and that the request is thereby withdrawn. Upon receipt of such notice, the Company shall cease all efforts to secure registration and shall take all action necessary and reasonably practicable to prevent the commencement of effectiveness for any Demand Registration Statement that it is preparing or has prepared in connection with the withdrawn request; provided, however, that such registration shall be deemed a Demand Registration for purposes of Section 2.2(b), above, unless the (i) withdrawing Holders shall have paid or reimbursed the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in connection with the registration of such withdrawn Registrable Common Shares or (ii) two previous such withdrawals have occurred. No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied by reason of a wrongful act, misrepresentation or breach of an applicable underwriting agreement by the Company.

     (c) Limitation on Demand Registration. The Company shall be entitled to postpone for a reasonable period of time (not to exceed 90 days) the filing of any Registration Statement or other qualified document otherwise required to be prepared and filed by it pursuant to Section 4(a) hereof if, at the time it receives a request for such registration, (i) the Company is conducting or about to conduct an offering of its securities and the Company is advised by its investment banking firm that inclusion of such Registrable Common Shares will, in the opinion of such investment banking firm, materially interfere with the orderly sale and distribution of the securities being offered under such Registration Statement or other qualified document or (ii) compliance with such filing requirement would materially adversely affect (including, without limitation, through premature disclosure thereof) a proposed financing, reorganization, recapitalization, merger, acquisition, consolidation or similar transaction involving the Company.

     (d) Delay in Filing; Suspension of Registration. If the continued effectiveness of the Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Participating Holders, suspend use of the Demand Registration Statement (a "Demand Suspension"); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (i) more than one time with respect to any one Demand Registration or (ii) for a period exceeding fifty (50) days on any such occasion (or seventy-five (75) days if such Adverse Disclosure relates to the filing of audited financial statements, or audited statements of revenues and expenses, of an acquired business). In the case of a Demand Suspension, the Participating Holders agree to suspend use of the Prospectus related to the Demand Registration in connection with any such sale or purchase or offer to sell or purchase of Registrable Common Shares upon receipt of the notice referred to above. The Company shall immediately notify the Participating Holders upon the termination of any Demand Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and furnish to the Participating Holders such numbers of copies of the Prospectus as so amended or supplemented as the Participating Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Holders of a majority of the Registrable Common Shares included in the offering pursuant to such Demand Registration Statement.

     (e) Underwritten Offering. If the Holders of a majority of the Registrable Common Shares included in any offering pursuant to a Demand Registration Statement so elect prior to the filing thereof, such offering shall be in the form of an Underwritten Offering. If any offering pursuant to a Demand Registration involves an Underwritten Offering, the Holders of a majority of the Registrable Common Shares included in such Underwritten Offering shall, after consulting with the Company, have the right to select the managing underwriter or underwriters to administer such Underwritten Offering, subject to the right of the Company to select one co-managing underwriter reasonably acceptable to such Holders for such Underwritten Offering.

     5.  Black-Out Periods.

     (a) Restrictions on Public Sale by Holders. To the extent not inconsistent with applicable Law, each Holder agrees not to effect any public sale or distribution of Subject Common Shares, other Common Shares or a security of the Company or any securities convertible into or exchangeable or exercisable for Common Shares, during the seven days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement or other qualified document, or, in the case of an Underwritten Offering pursuant to a Shelf Registration Statement, the date of the closing under the underwriting agreement entered into in connection therewith (except for a sale or distribution that is part of the registration to which such Registration Statement relates), if and to the extent requested in writing (with reasonable prior notice), by (i) the Company in the case of a public offering by the Company other than an Underwritten Offering, or (ii) the managing underwriter or underwriters in the case of an Underwritten Offering.

     (b) Restrictions on Public Sale by Company. To the extent not inconsistent with applicable Law, the Company agrees not to effect any public sale or distribution of Subject Common Shares, other Common Shares or a security of the Company or any securities convertible into or exchangeable or exercisable for Common Shares, during the seven days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement or other qualified document, or, in the case of an Underwritten Offering pursuant to a Shelf Registration Statement, the date of the closing under the underwriting agreement entered into in connection therewith (except for a sale or distribution that is part of the registration to which such Registration Statement relates), if and to the extent requested in writing (with reasonable prior notice), by (i) Holders of a majority of the Registrable Common Shares in the case of a public offering by the Company other than an Underwritten Offering or (ii) the managing underwriter or underwriters in the case of an Underwritten Offering. The Company agrees to use all reasonable efforts to obtain from each holder of restricted Common Shares or restricted securities convertible into or exchangeable or exercisable for Common Shares of the Company, which restricted Common Shares or securities are acquired on or after the date hereof and with respect to which the Company has granted registration rights in accordance with
Section 9(a), an agreement not to effect any public sale or distribution of such securities (other than securities purchased in a public offering) during any such period referred to in this paragraph, except as part of any such registration if permitted. Without limiting the foregoing, if after the date hereof the Company grants any Person (other than a Holder) any rights to demand or participate in, a registration, the Company agrees that the agreement with respect thereto shall include such Person's agreement as contemplated by the previous sentence.

     6. Registration Procedures.

     In connection with the Company's registration obligations under Sections 2, 3, or 4 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Common Shares in accordance with the intended method of disposition, as quickly as practicable, and in connection with any such request and with any Demand Registration, the Company will as expeditiously as possible:

     (a) prepare and file a Registration Statement or other qualified document under the Applicable Securities Laws which includes the Registrable Common Shares and use its best efforts to cause such Registration Statement or other qualified document to become effective;

     (b) prepare and file such amendments and post-effective amendments to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement or other qualified document effective for a period of not less than 120 days (in the case of a registration referred to in Section 2) or, in the case of a Demand Registration, such period of time, not exceeding two years, as requested by the Holders requesting such Demand Registration (or such shorter period as shall be necessary to permit Participating Holders to complete the distribution of the Registrable Common Shares to which such Registration Statement or other qualified document relates in accordance with its intended methods of distribution) and to comply with the provisions of Applicable Securities Laws with respect to the disposition of all Registrable Common Shares covered by the Registration Statement or other qualified document for the period required to effect the distribution thereof, but in no event shall the Company be required to do so for a period of more than 120 days (in the case of a registration referred to in Section 2) or two years (in the case of a Demand Registration) following the effective date of such Registration Statement or other qualified document;

     (c) furnish to Participating Holders and the underwriter or underwriters, if any, and to counsel to Participating Holders and underwriters such number of conformed copies of the Registration Statement and post-effective amendment thereto, upon request, and such number or copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as Participating Holders or such underwriter(s) may reasonably request in order to facilitate the disposition of the Registrable Common Shares being sold by Participating Holders (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by Participating Holders and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Common Shares covered by the Prospectus or any amendment or supplement thereto);

     (d) notify all Participating Holders and the underwriters, if any, at any time when a Prospectus relating thereto is required to be delivered under Applicable Securities Laws, when the Company becomes aware of the happening of any event as a result of which any Prospectus included in such Registration Statement or other qualified document (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, as promptly as possible thereafter, prepare and file pursuant to Applicable Securities Laws and furnish a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Common Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (e) on or prior to the date on which the Registration Statement or other qualified document is declared effective, use its best efforts to register or qualify the Registrable Common Shares covered by the Registration Statement or other qualified documents for offer and sale under the Applicable Securities Laws of each jurisdiction as any Participating Holder or underwriter requests in writing, and to cooperate with each Participating Holder, the underwriter or underwriters, if any, and their counsel, in connection therewith; to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such Registration Statement or other qualified document is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Common Shares covered by the applicable Registration Statement or other qualified document;

     (f) cooperate with Participating Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Common Shares to be sold under the Registration Statement or other qualified document, and enable such Common Shares to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or any Participating Holder may request;

     (g) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions (including, without limitation, delivery of customary legal opinions and officers' certificates) as any Participating Holder reasonably requests in order to expedite or facilitate the disposition of such Registrable Common Shares;

     (h) make available for inspection by any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable it to exercise its due diligence responsibility provided such parties, if requested, have entered into a confidentiality agreement with the Company; and

     (i) use its best effort to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as any Participating Holder or the underwriter reasonably requests.

     Each Participating Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (d) of this
Section 6, will immediately discontinue disposition of the Registrable Common Shares until receipt by such Participating Holder of the copies of the supplemented or amended Prospectus contemplated by subsection (d) of this
Section 6 and copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, each Participating Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in each such Participating Holder's possession, of the Prospectus covering such Registrable Common Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in subsection (b) of this Section 6 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Participating Holder shall have received (y) the copies of the supplemented or amended Prospectus contemplated by subsection (d) of this Section 6 and copies of any additional or supplemental filings which are incorporated by reference in the Prospectus or (z) the Advice.

     7. Registration Expenses.

     (a) Registration in the United States or Any Political Subdivision Thereof. In the event of distribution of Registrable Common Shares in the United States or any political subdivision thereof pursuant to this Agreement, the Company will bear all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all Commission, National Association of Securities Dealers, Inc., NYSE and TSE registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with determination of eligibility for investment and blue sky qualifications of the Registrable Common Shares), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters (if requested by the underwriter) required by or incident to such performance), reasonable fees and disbursements of counsel selected by Participating Holders, securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, the reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities and fees and expenses of other Persons retained by the Company (all such expenses being referred to herein as "Registration Expenses") and excluding any fees and disbursements of underwriters not customarily paid by the issuers or sellers of securities, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Common Shares and the fees and expenses of counsel to the underwriters other than as provided above; provided, however, that, the Holders shall be responsible for Registration Expenses in connection with any one (1) of the four (4) permitted Demand Registrations (including any Shelf Registration) so elected by the Holders of a majority of the Registrable Common Shares included in such Demand Registration (or by Holders of a majority of the Registrable Common Shares outstanding at the time a Shelf Registration is requested).

     (b) Qualification in Canada or Any Political Subdivision Thereof. In the event that any Participating Holder exercises its rights pursuant to Section 2 of this Agreement in connection with a qualification or registration of Registrable Common Shares under Applicable Securities Laws of Canada or any political subdivision thereof, each Participating Holder shall pay its allocable share of the expenses incurred by the Company in connection with the registration or other qualification based upon the offering price of the Registrable Common Shares it has sold divided by the total offering price of the securities covered by the registration or other qualification.

     8. Indemnification; Contribution.

     (a) Indemnification by the Company. The Company agrees to indemnify, protect and hold harmless, to the full extent permitted by applicable Law, each Holder, its partners, officers, directors, employees and agents, the general partner of any general partner, the partners, officers, directors, employees and agents of any general partner's general partner, any investment partnership of which a Holder is the general partner, and each partner of such investment partnership, and any agent or investment adviser of any thereof, and each person who controls any such person (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses arising out of or based on any untrue or allegedly untrue statement of material fact contained in any Registration Statement, other qualified document or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except to the extent, and only to the extent, that the same are caused by or contained in any information which any such Holder furnished in writing to the Company expressly for use therein or by any such Holder's failure to deliver to a purchaser of securities a copy of the Prospectus, other qualified document or any amendments thereof or supplements thereto at a time when such Holder is required by Applicable Securities Laws to do so after the Company has furnished it with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify, protect and hold harmless the underwriters thereof, selling brokers, dealer managers, and similar securities industries professionals, their officers, directors, employees, agent and each person who controls any such person (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Holders.

     (b) Indemnification by Holders. In connection with any Registration Statement or other qualified document in which a Holder is participating, such Holder will furnish to the Company in writing such customary information with respect to such Holder as the Company reasonably requests for use in connection with any such Registration Statement, other qualified document or any amendment thereof or supplement thereto and agrees to indemnify, to the extent permitted by applicable Law, the Company, its directors, employees, agents, officers, and each person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based on any untrue or allegedly untrue statement of a material fact contained in any Registration Statement, other qualified document or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is caused by or contained in any information which such Holder furnished in writing to the Company expressly for use therein or by such Holder's failure to deliver to a purchaser of securities a copy of the Prospectus, or other qualified document or any amendments thereof or supplements thereto at a time when such Holder is required by the Securities Act to do so after the Company has furnished it with a sufficient number of copies of the same. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Common Shares giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses with respect to such claim of more than one counsel (and one local counsel) for the indemnified party with respect to which a claim has been asserted (which fees and expenses will be paid as they are billed to the indemnified party) unless in the reasonable judgment of such indemnified party (based on a written opinion of counsel) a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as shall be necessary to eliminate such conflicts in connection with the representation of indemnified parties, such fees and expenses to be paid as they are billed to the indemnified party.

     (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and each Holder shall contribute to the losses, claims, damages, liabilities and expenses described herein, in such proportions so that the portion thereof for which each Holder shall be responsible shall be limited to the portion determined by a court or the parties to any settlement to arise out of or to be based on any untrue statement of material fact contained in a Registration Statement, or other qualified document, or any amendment thereof or supplement thereto or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, caused by or contained in any information which each such Holder furnished in writing to the Company expressly for use therein or by such Holder's failure to deliver to a purchaser of securities a copy of the Prospectus, or other qualified document or any amendments to supplements thereto at a time when such Holder is required by Applicable Securities Laws to do so after the Company has furnished it with a sufficient number of copies of the same, and the Company shall be responsible for the balance (subject to any other rights the Company may have against any other selling holder the securities of which were included in such Registration Statement, or other qualified document, amendment or supplement); provided, that the liability of each Holder shall in no event exceed the net proceeds from the Registrable Common Shares sold by it thereunder. The Company and Holders agree that it would not be just and equitable if their respective obligations to contribute were to be determined by pro rata allocation, by reference to the proceeds realized by them or in any manner which does not take into account the equitable considerations set forth in this Section 8(d).

     9. Miscellaneous.

     (a) Limitations on Subsequent Registration Rights. The Company agrees and covenants that it will not grant or allow, or amend or waive any provision of any agreement providing registration rights to provide, any persons or entities any registration rights with respect to any securities of the Company held by such persons or entities that are better than the rights granted to Holders hereunder, nor shall the Company grant any persons or entities any registration rights which would result in such persons or entities being able to register their shares prior to Registrable Common Shares held by all Holders or on demand without the full, pro rata participation of all Holders in any such Demand Registration.

     (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of Registrable Common Shares.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid to (i) the Company and Partners II as provided in the Stock Purchase Agreement and to (ii) Parallel II, Investors II, Partners I and Parallel I as set forth below. Notices sent by mail shall be effective two days after mailing; notices sent by telex shall be effective when answered back; notices sent by telecopier shall be effective when receipt is acknowledged; and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

                  If to Parallel II:                 TPG Parallel II, L.P.
                                                     201 Main Street
                                                     Suite 2420
                                                     Fort Worth, Texas 76102
                                                     Attention: James J. O'Brien

                  If to Investors II:                TPG Investors II, L.P.
                                                     201 Main Street
                                                     Suite 2420
                                                     Fort Worth, Texas 76102
                                                     Attention: James J. O'Brien

                  If to Partners I:                  TPG Partners, L.P.
                                                     201 Main Street
                                                     Suite 2420
                                                     Fort Worth, Texas 76102
                                                     Attention: James J. O'Brien

                  If to Parallel I:                  TPG Parallel I, L.P.
                                                     201 Main Street
                                                     Suite 2420
                                                     Fort Worth, Texas 76102
                                                     Attention: James J. O'Brien

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, it being understood that no assignment shall increase the number of Demand Registrations (including Shelf Registrations) available under this Agreement. Notwithstanding anything in Section 1.7 of the Stock Purchase Agreement to the contrary, each of Partners II, Parallel II, Investors II, Partners I or Parallel I may assign all or any portion of its rights under this Agreement to any limited partnership, limited liability company or other investment fund managed by TPG Advisors, Inc., a Delaware corporation, or TPG Advisors II, Inc., a Delaware corporation or the principals thereof; provided that, if the Indenture (the "Indenture") dated as of February 26, 1998 among Denbury Management Inc., the Company and ChaseBank of Texas, National Association, as Trustee, as amended from time to time, covering the Company's 9% Senior Subordinated Notes due 2008 is outstanding at the time of such assignment, such assignment does not create a Change of Control (as defined in the Indenture).

     (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

     (i) Entire Agreement. This Agreement, together with the Stock Purchase Agreement and the documents contemplated thereby, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Stock Purchase Agreement (including the exhibits thereto) and the documents contemplated thereby supersede all prior agreements and understandings between the parties with respect to such subject matter, including the Registration Rights Agreement dated as of December 21, 1995 by and among the Company, Partners I and Parallel I, as amended.

     (j) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or the Stock Purchase Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     (k) No Inconsistent Agreements. None of the Company, Partners II, Parallel II, Investors II, Partners I or Parallel I will on or after the date of this Agreement enter into any agreement with respect to the Subject Common Shares which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof. Nothing herein shall limit the rights of Partners II, Parallel II, Investors II, Partners I and Parallel I pursuant to securities rules, regulations and laws of Canada.

     (l) Enforcement. It is specifically agreed and understood that monetary damages would not adequately compensate the non-breach parties for the breaching of this Agreement and this Agreement shall therefore be specifically enforceable, and any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order, without necessity of bond or other security.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                             DENBURY RESOURCES INC.

                             By:   /s/ Phil Rykhoek
                                    ------------------------
                                       Phil Rykhoek, Chief
                                       Financial Officer


                               TPG PARTNERS, L.P.

                               By:  TPG GenPar, L.P., its general partner
                               By:  TPG Advisors, Inc., its general partner

                               By:   /s/ James J. O'Brien
                                     ----------------------
                                     James J. O'Brien, Vice President


                              TPG PARALLEL I, L.P.

                              By:  TPG GenPar, L.P., its general partner
                              By:  TPG Advisors, Inc., its general partner

                              By:   /s/ James J. O'Brien
                                    -----------------------
                                    James J. O'Brien, Vice President


                              TPG PARTNERS II, L.P.

                              By:  TPG GenPar II, L.P., its general partner
                              By:  TPG Advisors II, Inc., its general partner

                              By:   /s/ James J. O'Brien
                                    -----------------------
                                    James J. O'Brien, Vice President


                              TPG PARALLEL II, L.P.

                              By:  TPG GenPar II, L.P., its general partner
                              By:  TPG Advisors II, Inc., its general partner

                              By:   /s/ James J. O'Brien
                                    -----------------------
                                    James J. O'Brien, Vice President


                             TPG INVESTORS II, L.P.

                             By:  TPG GenPar II, L.P., its general partner
                             By:  TPG Advisors II, Inc., its general partner

                             By:   /s/ James J. O'Brien
                                   -----------------------
                                   James J. O'Brien, Vice President